                                  CONFIRMATION

TO:            Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC4 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC4
               Asset-Backed Pass-Through Certificates
               9062 Old Annapolis Road
               Columbia, Maryland 21045

Attention:     Client Manager-Carrington Mortgage Loan Trust, 2006-NC4
Telephone:     (410) 884-2000
Facsimile:     (410) 715-2380

FROM:          Swiss Re Financial Products Corporation
               55 East 52nd Street
               New York, New York 10055
Attention:     Head of Operations
Telephone:     (212) 407-7322
Facsimile.     (917) 322-7201

CC:
Attention:     Head of Legal
Facsimile:     (212) 317-5474

DATE:          September 28, 2006

Transaction Reference Number: 1085089 - Class A Certificates

Dear Sir/Madam,

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series
2006-NC4 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC4
Asset-Backed Pass-Through Certificates, and Swiss Re Financial Products
Corporation, a corporation organized under the laws of the State of Delaware
(each a "party" and together "the parties") on the Trade Date specified below
(the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this
Confirmation, "Party A" means Swiss Re Financial Products Corporation, and
"Party B" means Carrington Mortgage Loan Trust, Series 2006-NC4, by Wells Fargo
Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan
Trust, Series 2006-NC4 with respect to the Carrington Mortgage Loan Trust,
Series 2006-NC4 Asset-Backed Pass-Through Certificates.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among Stanwich
Asset Acceptance Company, L.L.C., as Depositor, New Century Mortgage
Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee (the
"Trustee").

      1.    This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to that 1992 ISDA
Master Agreement (the "Master Agreement") dated as of September 28, 2006, between the parties. In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

      ---------------------------------------------------------------------------------------------------
      Notional Amount:               As set forth in Schedule A attached hereto
      ---------------------------------------------------------------------------------------------------
      Trade Date:                    September 19, 2006
      ---------------------------------------------------------------------------------------------------
      Effective Date:                September 28, 2006
      ---------------------------------------------------------------------------------------------------
      Termination Date:              May 25, 2010, subject to adjustment in accordance with the
                                     Following Business Day Convention with respect to Floating Amounts and subject to No Adjustment with respect to Fixed Amounts.
      ---------------------------------------------------------------------------------------------------
      FIXED AMOUNTS:
      ---------------------------------------------------------------------------------------------------
      Fixed Rate Payer:              Party B
      ---------------------------------------------------------------------------------------------------
      Fixed Rate Payer Payment       The business day prior to the 25th of each month subject to
      Dates:                         adjustment in accordance with the Following Business Day Convention.
      ---------------------------------------------------------------------------------------------------
      Fixed Rate Payer Period End    The 25th of each month,  commencing on 25th October 2006 and ending
      Dates:                         on the Termination Date, with No Adjustment.
      ---------------------------------------------------------------------------------------------------
      Fixed Rate:                    5.22%
      ---------------------------------------------------------------------------------------------------
      Fixed Rate Day Count           30/360
      Fraction:
      ---------------------------------------------------------------------------------------------------
      FLOATING AMOUNTS:
      ---------------------------------------------------------------------------------------------------
      Floating Rate Payer:           Party A
      ---------------------------------------------------------------------------------------------------
      Floating Rate Payer Payment    The business day prior to the 25th of each month subject to
      Dates:                         adjustment in accordance with the Following Business Day Convention.
      ---------------------------------------------------------------------------------------------------
      Floating Rate Payer Period     The 25th of each month, commencing on 25th October 2006 in
      End Dates:                     accordance with the Following Business Day Convention.
      ---------------------------------------------------------------------------------------------------
      Floating Rate for initial      To be determined
      Calculation Period:
      ---------------------------------------------------------------------------------------------------
      Floating Rate Option:          USD-LIBOR-BBA
      ---------------------------------------------------------------------------------------------------
      Designated Maturity:           One month
      ---------------------------------------------------------------------------------------------------
      Spread:                        None
      ---------------------------------------------------------------------------------------------------
      Floating Rate Day Count        Actual/360
      Fraction:
      ---------------------------------------------------------------------------------------------------
      Reset Date:                    First day of each Calculation Period
      ---------------------------------------------------------------------------------------------------
      Compounding:                   Inapplicable
      ---------------------------------------------------------------------------------------------------
      BUSINESS DAYS:                 New York
      ---------------------------------------------------------------------------------------------------
      CALCULATION AGENT:             Party A; provided, however, if an Event of Default has occurred with respect to Party A, a Reference Market-maker, as designated by Party
                                     B, shall be the Calculation Agent.
      ---------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------

      3.    ACCOUNT DETAILS.

      Account for payments to Party A:

      PAYMENT INSTRUCTION:                    JP Morgan Chase Bank
                                              ABA#: 021-000-021
                                              Swift: CHASUS33
                                              For the Account of Swiss Re Financial Products
                                              ACCT #: 066911184

      Account for payments to Party B:

      PAYMENT INSTRUCTION:                    Wells Fargo Bank, National Association
                                              ABA#: 121-000-248
                                              ACCT #: 3970771416
                                              ACCT NAME: Corporate Trust Clearing
                                              For further credit to ACCT #: 50946301
                                              REF: Client Manager - Carrington Mortgage Loan Trust 2006-NC4

      4.    Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By:    /s/ Linda H. Singer
       ------------------------------
       Name:  Linda H. Singer
       Title: Vice President

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4 WITH RESPECT TO THE CARRINGTON
MORTGAGE LOAN TRUST, SERIES 2006-NC4 ASSET-BACKED PASS-THROUGH CERTIFICATES

By:    /s/ Darron C. Woodus
       ------------------------------------
       Name:  Darron C. Woodus
       Title: Assistant Vice President

SCHEDULE A to the Confirmation dated as of September 28, 2006,
Re:  Reference Number 1085089

      AMORTIZATION SCHEDULE. Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however, Fixed Rate Payer Period End Dates will use No Adjustment.

          From and including        To but excluding       Notional Amount (USD)
          ----------------------------------------------------------------------
          September 28, 2006       October 25, 2006         1,524,914,000.00
          October 25, 2006         November 25, 2006        1,510,755,946.95
          November 25, 2006        December 25, 2006        1,491,306,657.37
          December 25, 2006        January 25, 2007         1,466,532,551.70
          January 25, 2007         February 25, 2007        1,436,445,803.38
          February 25, 2007        March 25, 2007           1,401,108,077.11
          March 25, 2007           April 25, 2007           1,360,632,785.28
          April 25, 2007           May 25, 2007             1,315,186,661.25
          May 25, 2007             June 25, 2007            1,264,990,699.40
          June 25, 2007            July 25, 2007            1,210,320,624.53
          July 25, 2007            August 25, 2007          1,151,567,493.66
          August 25, 2007          September 25, 2007       1,093,519,472.66
          September 25, 2007       October 25, 2007         1,038,206,304.21
          October 25, 2007         November 25, 2007          985,498,043.79
          November 25, 2007        December 25, 2007          935,270,961.09
          December 25, 2007        January 25, 2008           887,407,241.39
          January 25, 2008         February 25, 2008          841,794,701.37
          February 25, 2008        March 25, 2008             798,326,518.58
          March 25, 2008           April 25, 2008             756,900,974.01
          April 25, 2008           May 25, 2008               717,421,206.99
          May 25, 2008             June 25, 2008              679,174,074.52
          June 25, 2008            July 25, 2008              609,729,068.49
          July 25, 2008            August 25, 2008            548,513,819.78
          August 25, 2008          September 25, 2008         494,448,200.32
          September 25, 2008       October 25, 2008           446,543,859.65
          October 25, 2008         November 25, 2008          404,225,116.82
          November 25, 2008        December 25, 2008          379,705,453.79
          December 25, 2008        January 25, 2009           356,442,458.52
          January 25, 2009         February 25, 2009          334,361,875.31
          February 25, 2009        March 25, 2009             313,406,077.40
          March 25, 2009           April 25, 2009             293,511,521.80
          April 25, 2009           May 25, 2009               274,620,634.35
          May 25, 2009             June 25, 2009              256,676,995.20
          June 25, 2009            July 25, 2009              235,317,044.88
          July 25, 2009            August 25, 2009            205,395,715.91
          August 25, 2009          September 25, 2009         179,010,274.10
          September 25, 2009       October 25, 2009           155,692,362.73
          October 25, 2009         November 25, 2009          155,692,362.73
          November 25, 2009        December 25, 2009          155,692,362.73

          From and including        To but excluding       Notional Amount (USD)
          ----------------------------------------------------------------------
          December 25, 2009        January 25, 2010           155,692,362.73
          January 25, 2010         February 25, 2010          155,692,362.73
          February 25, 2010        March 25, 2010             155,692,362.73
          March 25, 2010           April 25, 2010             152,080,878.38
          April 25, 2010           May 25, 2010               144,357,232.19